BLACKROCK INDEX FUNDS, INC.

BlackRock International Index Fund

(the “Fund”)

SUPPLEMENT DATED FEBRUARY 4, 2014

TO THE SUMMARY PROSPECTUS DATED APRIL 30, 2013

Effective immediately, the following change is made to the Fund’s summary prospectus:

The section in the summary prospectus captioned “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Series Since	Title
Christopher Bliss, CFA, CPA	2011	Managing Director of BlackRock, Inc.
Greg Savage, CFA	2012	Managing Director of BlackRock, Inc.
Alan Mason	2014	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-INDEX2-0114SUP